Exhibit 10.11

IN ACCORDANCE WITH ITEM 601(B)(10)(IV) OF REGULATION S-K, CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THE EXHIBIT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [*] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Housing Lease Contract

The Lessor (Party A): Yong Xu Lei Zhu

Housing information code card:____________________

Address：                     [*]

Postcode:                      [*]                       Tel:                      [*]

Social credit code or valid id number:                      [*], [*]

The Lessee (Party B) : Nanjing Yonglei Medical Supplies Import and Export Trading Co., Ltd

Address: Room 603, Building 8, Jinling Shangfu, No.118 Daguang Road, Nanjing City

Postcode:          210017                            Tel:                      [*]

Social credit code or valid id number:                       [*]

In accordance with the Contract Law of the People's Republic of China, the Law of the People's Republic of China on the Administration of Urban Real Estate, the Measures for the Administration of Commercial Housing Leasing, and the Decision of the Standing Committee of Nanjing People's Congress on Strengthening the Safety Responsibility of Housing Lease, Party A and Party B enter into this Contract through negotiation.

Article 1 Party A will lease to Party B the house (hereinafter referred to as the leased house) located at room 8-603, Jinling Shangfu, No. 118 Daguang Road, Qinhuai District, Nanjing, with the house (room) code of        .

The rental area of rental houses is 259.09 square meters, the property owner or the legal user is Yong Xu, Lei Zhu;

Name and number of the real estate right certificate or other valid certificate proving its property right (use right):              [ * ]

Article 2 The unit rent of the rental house (the first lease term) is calculated as RMB per square meter per month, the total monthly rent is 15,000 yuan (excluding tax) (in words: fifteen thousand yuan)。

Article 3 Party B shall pay the rent for the first period (from January 1, 2020 to December 31, 2020) before September 30, 2020, the initial rent is RMB 180,000 (excluding tax) (in words RMB one hundred and eighty thousand).

Article 4 Party B shall pay the rent for the current year before the end of September each year; Party A shall issue a receipt to Party B when collecting the rent.

Article 4 Supplementary clause Party B shall pay the rent and other fees on time and in full. Party A shall have the right to add to collect 1 ‰ overdue fee. Party A shall have the right to unilaterally terminate the contract 10 days later, and the deposit shall be automatically converted into liquidated damages and confiscated by Party A, and have the right to further investigate the liability to Party B.

Article 5 Party B shall rent the leased premises from January 1, 2020 to December 31, 2025; during this period for every three years, and the rent will automatically increase at the expiration of each lease term. The annual rent increase shall be 8% higher on the original basis, starting from the date of signing this agreement. Party B shall not withdraw the contract midway, otherwise it shall be deemed as a serious breach and all the deposit shall belong to Party A.

If the time limit agreed in the preceding paragraph is extended after multiple renewal, it shall not exceed the approved service life of the land, and shall not exceed 20 years, and the excess shall be invalid.

Article 6 Use of the leased premises: office work.

Without the written consent of Party A, Party B shall not use the leased premises for other purposes. In case of any breach, Party A shall have the right to take back the leased premises at any time, and the deposit and liquidated damages shall not be returned.

Article 7 Party A shall deliver the leased premises to Party B for use and go through the relevant handover procedures before     Year      Month     Day.

If Party A delivers the leased premises later than the preceding paragraph, Party B may request that the validity period of this Contract be extended, and both parties shall sign in writing to confirm and report to the leased premises under its jurisdiction Registration and record filing by the lease registration and record authority. This clause shall be invalid in case of force majeure or the liability of both parties.

Article 8 Upon delivery of the leased premises, both parties shall confirm the current condition of the leased premises and the ancillary property and other related conditions, and add them in the attached page. (See party A's handover list, signed by both parties for approval).

Article 9 When Party A delivers the leased premises, it shall charge Party B a rental deposit of RMB    /   yuan (excluding tax), (in words    /   yuan only).

Party A shall issue a receipt to Party B when collecting the lease deposit.

Conditions for Party A to return the lease deposit to Party B:

1. Within 10 days prior to the termination of the Contract, Party B shall settle all the rent, utilities, property management fees and other fees incurred by the use of the leased premises use, and then after the end of the contract.

2. Party B shall clean up the leased premises within 10 days before the termination of the Contract; the status of the premises shall be approved by Party A or something to be restored.

3. Within 10 days before the termination of the Contract, Party B shall deliver the leased premises and its attached facilities to Party A, and all facilities of the premises when returning the premises the deposit shall be in normal use (including but not limited to water, electricity, wall, etc.) and returned only after passing the acceptance by Party A.

☐ Only one of the conditions is met.

☑ All meet.

(Both parties should choose one of the above two methods together, and call “✓”in the selected mouth)

Method and time of return of the lease deposit: After Party B meets all the above conditions, Party A shall return it without interest within 15 working days.

Party A may not return the security deposit in any of the following circumstances:

1、Party B terminates the contract in advance;

2、The rent or related fees that should be paid within 10 days before the end of the contract and the completion of the contract procedures are not completed;

3、Change the agreed use of the property during the lease term, or damage the normal use status of the facilities related to Party A.

Article 10 During the lease term, Party A shall be responsible for paying the use fee of the leased premises and the stamp duty based on the lease; Party B shall pay the utilities, electricity, sanitation fees, house (building) property management fees of the leased premises, and other expenses and taxes including but not limited to gas, telephone, cleaning and the use of the leased premises.

Article 11 Party A shall ensure that the safety of the leased premises and its ancillary facilities complies with the provisions of relevant laws, regulations or rules. (After decoration, Party B shall be fully responsible for all adverse consequences caused by decoration. If there is any safety hazard or accident, Party B shall be responsible for full responsibility).

Article 12 Party B shall reasonably use the leased premises and its ancillary facilities, and shall not use the leased premises for illegal activities; Party A shall not interfere with or hinder Party B's normal and reasonable use of the leased premises.

Article 13 In the process of using the leased premises, Party B shall not privately change any power supply, drainage and design of safe facilities. If the leased premises or ancillary facilities are damaged or fail with safety or normal use due to the fault of Party B, Party B shall promptly notify Party A and take possible effective measures to prevent further expansion of the defect; Party A shall repair within 10 days from Party B; if Party B fails to notify Party A or Party A fails to perform the maintenance obligations after receiving the notice, it may notify Party B to repair.

In case of special emergency, which must be repaired immediately, Party B shall first notify Party A or its agent of any possible contact information such as mobile phone message, SMS, telephone, email, etc. After the consent, Party A authorizes Party B to repair, Party B may repair and notify Party A of the relevant situation on the above day after solving the problem.

The maintenance expenses incurred under the above two circumstances (including the maintenance and reasonable expenses incurred by Party B to prevent the expansion of the defects) shall be borne by Party A. If Party B fails to fulfill the obligations of the above two paragraphs, fails to timely notify or take possible effective measures, thus expanding the losses, the (expanded) maintenance expenses shall be borne by Party B.

Article 14 The premises leased by Party A is a shop room with simple decoration, and after party B rents them, it shall be responsible for its own reasonable and legal decoration, use and maintenance. If the leased premises or its ancillary facilities hinder safety, damage or failure due to improper or unreasonable use by Party B, Party B shall be responsible for repairing and restoring the premises to its original state or timely inform Party A and make compensation.

If Party B changes the internal structure, decoration or setting of equipment, design scale, scope, process, materials, etc. that have an impact on the structure of the premises the construction shall only be obtained with the written consent of Party A in advance. If the lease is withdrawn after the expiration or due to party B's liability, unless otherwise agreed by both parties right to choose one of the following rights: (no consensus)

☐ The decoration attached to the premises shall be owned by Party A.

☐ Party B is required to restore the premises to its original state.

☐ Charge Party B for the actual expenses incurred in the restoration project.

(Both parties shall jointly choose one of the above three paragraphs and call “✓” in the selected mouth)

Article 15

☑ During the lease term, Party B shall not sublet the leased premises to others in whole or in part without party A's consent. If party A has the written consent of Party A, Party A will sign a new relevant agreement with the relevant parties. Party B shall go through the registration (record) procedures with the competent housing leasing authority, but the sublease term shall not exceed the lease term agreed herein. If Party B promises that the sublease conditions of the other party, it has nothing to do with Party A;

☐ During the lease term, with the written consent of Party A, Party B may register with the competent leasing authority with the written certificate of sublease procedures. However, the sublease term shall not exceed the lease term agreed herein.

☐ During the lease term, Party B shall not sublet all or part of the leased premises to others.

(Both parties shall jointly choose one of the above three paragraphs and call “✓” in the selected mouth)

Article 15 Supplementary Provisions

1. During the lease term, Party B shall not sublease the premises to others without the written consent of Party A. However, with the written consent of Party A, Party B may apply to replace other tenants within the agreed time. If you find a new tenant within the agreed time and successfully introduce it to Party A, and sign a new lease contract. After Party A receives the deposit from the new tenant, Party A will give Party B some remuneration, and the specific amount shall be negotiated by both parties.

2. During the lease, Party B shall terminate the contract with Party A in advance, which is party B in breach of the contract, and Party A shall not return party B's deposit. Even if a new tenant is found to replace Party B and continue the lease, it is still a breach of contract. In addition, if it fails to leave Party A's premises after the early application for termination of the contract, it will still follow handling of the default clause.

3. The lease contract of the new tenant shall be signed by Party A and the new tenant. With the new tenant, the default clause is the same as the foregoing.

Article 16 During the term of this Contract, if Party A needs to transfer part or all of the property rights of the leased premises, it shall notify Party B in writing three months before the transfer, and Party B shall have the preemptive right under the same conditions. Party B shall give Party A a written reply within 10 natural days after receiving the written notice from Party A. If overdue, it shall be deemed as automatic waiver.

Article 17 During the term of this Contract, it is allowed to terminate or change this Contract under any of the following circumstances:

(1) The Contract cannot be performed in the occurrence of force majeure;

(2) The government shall requisition, recover or demolish the leased houses;

(3) Party A and Party B agree through consultation;

(4) Party B shall commit illegal acts.

Article 18 In any of the following circumstances, Party A may cause such losses,

☑ 1. Party B is required to restore the premises to its original state;

☑ 2. Request compensation for damages from Party B;

☑ 3. The lease deposit will not be refunded;

☐ 4. Party B is required to pay liquidated damages of RMB            yuan (in words:           yuan).

The above four methods shall be selected by both parties through negotiation, but items 3 and 4 cannot be selected simultaneously; call “✓” in the corresponding ☐:

(I) Party B has owed the rent for more than 10 days (including 10 days);

(II) Party B defaults on all the expenses (expenses included in Article 10 hereof) for more than RMB         yuan;

(III) Party B uses the leased premises to conduct illegal activities and damage the public interests or the interests of others;

(IV) Party B changes the structure or use of the leased premises without authorization;

(V) Party B violates Article 14 hereof and fails to assume the maintenance responsibility or pay the maintenance costs, resulting in serious damage to the premises or equipment;

(VI) Party B shall decorate the leased premises without the written consent of Party A and the approval of the relevant departments;

(VII) Party B sublets the leased premises to a third party without authorization.

In addition to investigating Party B for damages or breach of contract, Party A shall have the right to change the contract terms or terminate the contract to Party B according to the above circumstances. Once the notice of termination is legally served, Party A shall have the right to apply for the cancellation of the house lease registration of the single party.

Article 19 In any of the following circumstances, Party B may cause such losses,

☑ 1、Request damages from Party A;

☑ 2、Request Party A to return the lease deposit;

☐ 3、Party A shall pay the liquidated damages of RMB            yuan (in words:             yuan).

(The above three methods shall be selected by both parties through negotiation, but items 2 and 3 cannot be selected at the same time; call “✓” in the corresponding mouth)

(I) Party A shall delay the delivery of the leased premises for more than 15 days;

(II) Party A violates Article 11 hereof and the safety of the leased premises does not conform to the provisions of relevant laws, regulations or rules;

(III) Party A violates Article 13 hereof and fails to assume the maintenance liability or pay the maintenance costs;

(IV) Party A shall rebuild, expand or decorate the leased premises without the consent of Party B or the approval of relevant departments.

(V) Party A unilaterally requests to terminate (terminate) the Contract in advance without justifiable reasons.

In addition to investigating Party A for damages or breach of contract, Party B may also propose to change the terms or terminate the terms of the contract to Party A according to the above circumstances, once the notice of termination of the contract is delivered legally, Party B has the right to apply for the cancellation of the house lease registration of the single party.

Article 20 After the termination of this Contract, Party B shall move out and return the leased premises within five days, guarantee that the leased premises and ancillary facilities are in good condition (except for normal loss), settle all the expenses to be borne by Party B and go through the relevant handover procedures.

If Party B fails to move out or return the leased premises within the time limit, Party A shall have the right to take back the leased premises according to laws or the contract and pay the overdue part charge party B a compensation equivalent to double the rent.

Article 21 If Party B needs to continue renting the lease premises upon expiration due to the lease term, it shall request the renewal to Party A two months before the expiration of the lease term; Party B shall have the priority to lease the leased premises under the same conditions.

If party A and Party B reach an agreement on the lease renewal, they shall conclude a new contract and register with the contract with the competent house lease authority.

Article 22 Party A and Party B shall sign the "Nanjing City Housing Leasing Safety Management Responsibility Letter". The leased premises provided by Party A shall meet the standards and conditions for safe use and avoid any potential safety risks. The construction, fire fighting equipment, gas facilities, electric power facilities, entrances and exits and passageways of the leased houses shall comply with the management regulations or standards of production safety, fire fighting, public security, environmental protection and health stipulated by the municipal government. Party B shall use the leased premises in strict accordance with the safety, fire, safety, public security, environmental protection and health management regulations or standards stipulated by the government functional departments, and is obliged to ensure that there are no hidden danger in the use of the leased premises. Both parties shall consciously perform all the terms agreed herein. If either party breaches the contract, it shall be liable for breach of contract according to the contract.

Article 23 Party A and Party B may separately agree on matters not covered herein in the attached pages; the attached pages are a part of this Contract and shall have the same effect as this Contract after being signed and sealed by both parties.

If party A and Party B reach an agreement to modify the contents of this contract during the lease term, both parties shall register with the competent housing leasing authority within 30 days after the establishment of the modification agreement.

Article 24 Any dispute arising between Party A and Party B shall be settled through negotiation; the dispute may be submitted to the lessee the administrative organ shall mediate or bring a lawsuit to the people's court in the place where the leased house is located.

Article 25 Party A and Party B agree that the following mailing address is the service address of the notice or documents:

Address of delivery is made by Party A:

Address of delivery by Party B:

If the above address is not agreed, the mailing address of the parties signing the contract shall be taken as the address of service.

The address of service is valid without written notice of change. Notices or documents sent by one party to the other party shall be deemed to be served at the address of service. If the documents mailed at the above address are returned by the postal department, the date of return shall be deemed to serve as the date of service.

Article 26 This contract shall come into force upon signing.

Party A and Party B shall, within 30 days from the date of signing this Contract, register or record with the competent authority of the house lease.

Article 27 This contract is made in Chinese.

Article 28 This contract is made in four copies, with Party A holding one copy, Party B holding one copy, the contract registration authority holding one copy, and the relevant departments holding one copy.

Party A (signature and seal):    /s/Yong Xu

Tel:

Bank Account No.:

Entrusted Agent (signature and seal)            Year            Month           Day

Party B(signature and seal): (affixed with corporate seal)

Legal representative:

Tel:

Bank Account No.:

Entrusted Agent (signature and seal):        Year        Month        Day